NUCLEAR PLANT	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Nuclear Plant

NOTE 13. SAN ONOFRE NUCLEAR GENERATING STATION (SONGS)

SDG&E has a 20-percent ownership interest in SONGS, a nuclear generating facility near San Clemente, California, which ceased operations in June 2013. On June 6, 2013, Southern California Edison Company (Edison), the majority owner and operator of SONGS, notified SDG&E that it had reached a decision to permanently retire SONGS and seek approval from the Nuclear Regulatory Commission (NRC) to start the decommissioning activities for the entire facility. SONGS is subject to the jurisdiction of the NRC and the CPUC.

SDG&E, and each of the other owners, holds its undivided interest as a tenant in common in the property. Each owner is responsible for financing its share of expenses and capital expenditures. SDG&E’s share of operating expenses is included in Sempra Energy’s and SDG&E’s Consolidated Statements of Operations.

SONGS Steam Generator Replacement Project

As part of the Steam Generator Replacement Project (SGRP), the steam generators were replaced in SONGS Units 2 and 3, and the Units returned to service in 2010 and 2011, respectively. Both Units were shut down in early 2012 after a water leak occurred in the Unit 3 steam generator. Edison concluded that the leak was due to unexpected wear from tube-to-tube contact. At the time the leak was identified, Edison also inspected and tested Unit 2 and subsequently found unexpected tube wear in Unit 2’s steam generator. These issues with the steam generators ultimately resulted in Edison’s decision to permanently retire SONGS.

The replacement steam generators were designed and provided by Mitsubishi Heavy Industries, Ltd., Mitsubishi Nuclear Energy Systems, Inc., and Mitsubishi Heavy Industries America, Inc. (collectively MHI). In July 2013, SDG&E filed a lawsuit against MHI seeking to recover damages SDG&E has incurred and will incur related to the design defects in the steam generators. In October 2013, Edison instituted arbitration proceedings against MHI seeking damages as well. SDG&E is participating in the arbitration as a claimant and respondent. We discuss these proceedings in Note 15.

Settlement Agreement to Resolve the CPUC’s Order Instituting Investigation (OII) into the SONGS Outage (SONGS OII)

SONGS OII

In November 2012, in response to the outage, the CPUC issued the SONGS OII, pursuant to California Public Utilities’ Code Section 455.5, which applies to cost recovery issues resulting from long-term outages of operating assets. The SONGS OII consolidated most SONGS outage-related issues into a single proceeding. The SONGS OII, among other things, designated all revenues associated with the investment in, and operation of, SONGS since January 1, 2012 as subject to refund to customers, pending the outcome of all phases of the proceeding. The SONGS OII proceeding was intended to determine the ultimate recovery of the investment in SONGS and the costs incurred since the commencement of this outage, including purchased replacement power costs, which are typically recovered through the Energy Resource Recovery Account (ERRA).

Entry Into Settlement Agreement

Pursuant to CPUC rules concerning settlements, SDG&E, Edison, The Utility Reform Network (TURN), and the CPUC Office of Ratepayer Advocates (ORA) held a settlement conference in March 2014 to discuss the terms to resolve the SONGS OII, and in April 2014, SDG&E, along with Edison, TURN, the ORA and two other intervenors who joined the Settlement Agreement to the SONGS OII proceeding (collectively, the Settling Parties), filed a Settlement Agreement with the CPUC. On September 5, 2014, the CPUC issued a ruling proposing specific changes that included, as they relate to SDG&E, greater ratepayer benefit from third party cost recoveries and funding of a research program to reduce greenhouse gas emissions at a shareholder cost of $1 million per year for 5 years.

On September 23, 2014, the Settling Parties executed an Amended and Restated Settlement Agreement (Amended Settlement Agreement), which amended the Settlement Agreement to adopt all of the modifications and clarifications requested in the CPUC ruling. On October 9, 2014, the CPUC issued a proposed decision approving the Amended Settlement Agreement, which was adopted by the CPUC as a final decision on November 20, 2014.

As approved by the CPUC, the Amended Settlement Agreement constitutes a complete and final resolution of the SONGS OII and related CPUC proceedings regarding the SGRP at SONGS and the related outage and subsequent shutdown of SONGS. This resolution also required the compliance filing referenced below under “Accounting and Financial Impacts.” The Amended Settlement Agreement does not affect on-going or future proceedings before the NRC, or litigation or arbitration related to potential future recoveries from third parties (except for the allocation to ratepayers of any recoveries as described below) or proceedings addressing decommissioning activities and costs.

In November 2014, in accordance with the Amended Settlement Agreement, SDG&E filed an advice letter seeking authority from the CPUC, among other things, to implement the terms and establish the revenue requirement in accordance with the Amended Settlement Agreement in rates starting January 1, 2015. In December 2014, the CPUC approved the advice letter and authorized SDG&E to update rates accordingly, subject to revision pending the results of a CPUC review of the changes to the revenue requirement proposed by SDG&E for consistency with the terms of the approved settlement decision. In March 2015, SDG&E received a final disposition letter from the CPUC confirming that SDG&E’s proposed rate changes were in compliance with the approved settlement decision.

The following is a summary of the Amended Settlement Agreement as it relates to SDG&E.

Disallowances, Refunds and Rate Recoveries

The final decision provided that SDG&E:

  remove from rate base, as of February 1, 2012, its investment in the SGRP and refund to its customers the amount collected for its investment in and any return on its investment in the SGRP since such date. As of February 1, 2012, SDG&E’s net book value in the SGRP was approximately $160 million;
  be authorized to recover in rates its remaining investment in SONGS, including base plant and construction work in progress, generally over a ten-year period commencing February 1, 2012, together with a return on investment at a reduced rate equal to:
  SDG&E’s weighted average return on debt, plus
  50 percent of SDG&E’s weighted average return on preferred stock, as authorized in the CPUC’s Cost of Capital proceeding then in effect (collectively, SONGS rate of return or SONGS ROR).

This has resulted in a SONGS ROR of 2.35 percent for the period from January 1, 2013 through December 31, 2015. The SONGS ROR for future periods will fluctuate based on SDG&E’s authorized weighted average returns on debt and preferred stock in effect for those future periods. The 2.35 percent SONGS ROR will remain in effect through 2017;

  be authorized to recover in rates its recorded 2012 and 2013 operations and maintenance expenses; in addition, SDG&E was authorized to recover in rates the recorded costs for the 2012 refueling outage of Unit 2, subject to customary prudency review;
  be authorized to recover in rates, subject to a reasonableness review, its 2014 recorded operation and maintenance expenses and non-operating operations and maintenance expenses;
  be authorized to recover in rates its remaining investment in materials and supplies over a ten-year period commencing February 1, 2012, together with a return on investment at the SONGS ROR;
  be authorized to recover in rates its remaining investment in nuclear fuel inventory and any costs incurred, or to be incurred, associated with nuclear fuel supply contracts over a ten-year period, together with a return equal to SDG&E’s commercial paper borrowing rate;
  be authorized to recover in rates through its fuel and purchased power balancing account (ERRA), subject to the normal CPUC compliance reviews, all costs incurred to purchase power in the market to replace the power that would have been generated at SONGS if not for the outage and shutdown of SONGS, and to recover by December 31, 2015 any SONGS-related ERRA undercollections, which amounts have been collected. SDG&E’s replacement power purchase costs through June 6, 2013 (the date of SONGS’ retirement) were approximately $165 million, using the methodology followed in the SONGS OII; and
  have a five-year funding commitment of $1 million per year to the University of California Energy Institute (or other existing University of California entity engaged in energy technology development) to create a Research Development and Demonstration program, whose goal would be to deploy new technologies, methodologies, and /or design modifications to reduce GHG emissions, particularly at current and future generating plants in California. This term was a modification requested by the CPUC.

In April 2015, a petition for modification (PFM) was filed with the CPUC by Alliance for Nuclear Responsibility (A4NR), an intervenor in the SONGS OII proceeding, asking the CPUC to set aside its decision approving the Amended Settlement Agreement and reopen the SONGS OII proceeding. In June 2015, TURN, a party to the Amended Settlement Agreement, filed a response supporting the A4NR petition. TURN does not question the merits of the Amended Settlement Agreement, but is concerned that certain allegations regarding Edison raised by A4NR have undermined the public’s confidence in the regulatory process. SDG&E has responded that TURN’s concerns regarding public perception do not impact the reasonableness of the Amended Settlement Agreement and are insufficient to overturn it. SDG&E is unable to determine what actions the CPUC will take, if any, in response to the A4NR PFM.

In August 2015, ORA, also a party to the Amended Settlement Agreement, filed a PFM with the CPUC, withdrawing its support for the Amended Settlement Agreement and asking the CPUC to reopen the SONGS OII proceeding. The ORA does not question the merits of the Amended Settlement Agreement, but is concerned with the CPUC’s approach toward recent disclosures concerning Edison ex parte communications with the CPUC. SDG&E responded that the ORA’s PFM is insufficient to overturn the Amended Settlement Agreement, because the ORA fails to make a case that the Amended Settlement Agreement is no longer in the public interest. SDG&E is unable to determine what actions the CPUC will take, if any, in response to the ORA PFM.

Accounting and Financial Impacts

Through December 31, 2015, the cumulative after-tax loss from plant closure recorded by Sempra Energy and SDG&E is $125 million, including a reduction in the after-tax loss of $13 million recorded in the first quarter of 2015 based on the CPUC’s approval in March 2015 of SDG&E’s compliance filing and establishment of the SONGS settlement revenue requirement, and a reduction in the after-tax loss of $2 million based on a settlement with Nuclear Electric Insurance Limited in the fourth quarter of 2015, as we discuss below.

In the second quarter of 2013, based on an initial assessment of the financial impact of the outcome of the SONGS OII proceeding, SDG&E reported an after-tax loss from plant closure of $119 million. In the first quarter of 2014, after entering into the Settlement Agreement, SDG&E recorded a $9 million increase in the after-tax loss. In the fourth quarter of 2014, based on the compliance filing regarding SDG&E’s annual revenue requirement and the timing of refunds to ratepayers, SDG&E recorded a $12 million increase to the after-tax loss.

The regulatory asset for the expected recovery of SONGS costs, consistent with the Amended Settlement Agreement, is $257 million ($42 million current and $215 million long-term) at December 31, 2015 and is recorded on the Consolidated Balance Sheets in Other Current Assets and Regulatory Assets Noncurrent, respectively, at Sempra Energy, and in Regulatory Assets Current and Other Regulatory Assets Noncurrent, respectively, at SDG&E. The amortization period prescribed for the regulatory asset is 10 years, which began on February 1, 2012. However, since the CPUC’s final decision approving the Amended Settlement Agreement was not issued until November 2014, amortization did not commence until January 2015.

Settlement with Nuclear Electric Insurance Limited (NEIL)

As we discuss in Note 15, NEIL insures domestic and international nuclear utilities for the costs associated with interruptions, damages, decontaminations and related nuclear risks. In October 2015, the SONGS co-owners (Edison, SDG&E and the City of Riverside) reached an agreement with NEIL to resolve all of SONGS’ insurance claims arising out of the failures of the replacement steam generators for a total payment by NEIL of $400 million, SDG&E’s share of which is $80 million. Pursuant to the terms of the SONGS OII Amended Settlement Agreement, after reimbursement of legal fees and a 5-percent allocation to shareholders, the net proceeds of $75 million were allocated to ratepayers through ERRA.

NRC Proceedings

In December 2013, Edison received a final NRC Inspection Report that identified a violation for the failure to verify the adequacy of the thermal-hydraulic and flow-induced vibration design of the Unit 3 replacement steam generator. In January 2014, Edison provided a response to the NRC Inspection Report stating that MHI, as contracted by Edison to prepare the SONGS replacement steam generator design, was the party responsible for validating the design of the steam generators.

In addition, the NRC issued an Inspection Report to MHI containing a Notice of Nonconformance for its flawed computer modeling in the design of the replacement steam generators.

Because SONGS has ceased operation, NRC inspection oversight of SONGS will now be continued through the NRC’s Decommissioning Power Reactor Inspection Program to verify that decommissioning activities are being conducted safely, that spent fuel is safely stored onsite or transferred to another licensed location, and that the site operations and licensee termination activities conform to applicable regulatory requirements, licensee commitments and management controls.

Nuclear Decommissioning and Funding

As a result of Edison’s decision to permanently retire SONGS Units 2 and 3, Edison has begun the decommissioning phase of the plant. The process of decommissioning a nuclear power plant is governed by the regulations of various governmental and other agencies, including but not limited to, those of the NRC, the U.S. Department of the Navy (the land owner) and the CPUC. The NRC regulations generally categorize the decommissioning activities into three phases: initial activities, major decommissioning and storage activities, and license termination. Initial activities include providing notice of permanent cessation of operations (provided by Edison to the NRC on June 12, 2013) and notice of permanent removal of fuel from the reactor vessels (provided by Edison on June 28 and July 22, 2013 for Units 3 and 2, respectively). Within two years after the cessation of operations, the licensee (Edison) must submit a post-shutdown decommissioning activities report (PSDAR), an irradiated fuel management plan (IFMP) and a site-specific decommissioning cost estimate (DCE). Edison submitted each of the PSDAR, the IFMP and the DCE to the NRC in September 2014.

In accordance with state and federal requirements and regulations, SDG&E has assets held in trusts, referred to as the Nuclear Decommissioning Trusts (NDT), to fund decommissioning costs for SONGS Units 1, 2 and 3. Decommissioning of Unit 1, removed from service in 1992, is largely complete. The remaining work will be done when Units 2 and 3 are decommissioned. At December 31, 2015, the fair value of SDG&E’s NDT assets was $1.1 billion. Except for the use of funds for the planning of decommissioning activities or NDT administrative costs, CPUC approval is required for SDG&E to access the NDT assets to fund SONGS decommissioning costs for Units 2 and 3. In February 2014, SDG&E filed a request with the CPUC for such authorization for costs incurred in 2013. In April 2015, SDG&E withdrew its pending request and filed a new request based on updated decommissioning cost information, seeking authorization to access trust funds for up to $55 million in decommissioning costs incurred in 2013. The CPUC authorized the request in July 2015. In August 2015, SDG&E withdrew $37 million of the authorized amount, $34 million of which will be funded to customers through the ERRA balancing account. Another $3 million of the amount withdrawn was used to refund regulatory assets and certain costs pursuant to the SONGS OII Settlement Agreement. The remaining $18 million of the CPUC authorization is expected to be withdrawn pending satisfactory clarification by the Internal Revenue Service (IRS) that certain spent fuel costs and other costs are eligible decommissioning costs, payable from qualified nuclear decommissioning trusts. We are uncertain as to when such clarification will be provided.

In October 2015, SDG&E filed a request with the CPUC seeking authorization to access trust funds for $36 million for SONGS Units 2 and 3 decommissioning costs incurred in 2014. The CPUC approved the request in November 2015. In December 2015, SDG&E withdrew $23 million of the authorized amount, $19 million of which will be funded to customers through the ERRA balancing account. Another $4 million of the amount withdrawn was used to refund regulatory assets and certain costs pursuant to the SONGS OII Settlement Agreement. The remaining $13 million will be withdrawn pending satisfactory clarification by the IRS, as discussed above.

SDG&E will continue to use working capital to pay for any SONGS Units 2 and 3 decommissioning costs incurred, and file periodic requests with the CPUC seeking authorization to access funds for reimbursement from the NDT for incurred decommissioning costs.

Nuclear Decommissioning Trusts

The amounts collected in rates for SONGS’ decommissioning are invested in externally managed trust funds. Amounts held by the trusts are invested in accordance with CPUC regulations. These trusts are shown on the Sempra Energy and SDG&E Consolidated Balance Sheets at fair value with the offsetting credits recorded in Regulatory Liabilities Arising from Removal Obligations.

The following table shows the fair values and gross unrealized gains and losses for the securities held in the NDT. We provide additional fair value disclosures for the NDT in Note 10.

NUCLEAR DECOMMISSIONING TRUSTS
(Dollars in millions)
		Gross	Gross	Estimated
		unrealized	unrealized	fair
	Cost	gains	losses	value
At December 31, 2015:
Debt securities:
Debt securities issued by the U.S. Treasury and other
U.S. government corporations and agencies(1)	$89	$2	$ ―	$91
Municipal bonds(2)	148	8	―	156
Other securities(2)	194	1	(13)	182
Total debt securities	431	11	(13)	429
Equity securities	214	412	(7)	619
Cash and cash equivalents	15	―	―	15
Total	$660	$423	$(20)	$1,063
At December 31, 2014:
Debt securities:
Debt securities issued by the U.S. Treasury and other
U.S. government corporations and agencies	$103	$6	$ ―	$109
Municipal bonds	121	8	―	129
Other securities	206	7	(6)	207
Total debt securities	430	21	(6)	445
Equity securities	215	444	(4)	655
Cash and cash equivalents	30	1	―	31
Total	$675	$466	$(10)	$1,131
(1) Maturity dates are 2016-2065.
(2) Maturity dates are 2016-2115.

The following table shows the proceeds from sales of securities in the NDT and gross realized gains and losses on those sales.

SALES OF SECURITIES
(Dollars in millions)
	Years ended December 31,
	2015	2014	2013
Proceeds from sales(1)	$577	$601	$685
Gross realized gains	29	11	26
Gross realized losses	(15)	(11)	(18)
(1)	Excludes securities that are held to maturity.

Net unrealized gains (losses) are included in Regulatory Liabilities Arising from Removal Obligations on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets. We determine the cost of securities in the trusts on the basis of specific identification.

Ratepayer contribution amounts are determined by the CPUC using estimates of after-tax investment returns, decommissioning costs, and decommissioning cost escalation rates. Changes in investment returns and decommissioning costs may result in a change in future ratepayer contributions.

Asset Retirement Obligation and Spent Nuclear Fuel

SDG&E’s asset retirement obligation related to decommissioning costs for the SONGS units was $667 million at December 31, 2015. That amount includes the cost to decommission Units 2 and 3, and the remaining cost to complete the decommissioning of Unit 1, which is substantially complete. The asset retirement obligation at December 31, 2015 is based on an updated cost study prepared in 2014 that reflects the acceleration of the start of decommissioning Units 2 and 3 as a result of the early closure of the plant. SDG&E’s share of decommissioning costs in 2014 dollars is approximately $937 million, or escalated to 2015 dollars, is $956 million.

Unit 1 was permanently shut down in 1992, and physical decommissioning began in January 2000. Most structures, foundations and large components have been dismantled, removed and disposed of. Spent nuclear fuel has been removed from the Unit 1 Spent Fuel Pool and stored on-site in an Independent Spent Fuel Storage Installation (ISFSI) licensed by the NRC. The decommissioning of Unit 1 remaining structures (subsurface and intake/discharge) will take place as Units 2 and 3 are decommissioned. The ISFSI will be decommissioned after a spent fuel storage facility becomes available and the U.S. Department of Energy (DOE) removes the spent fuel from the site. The Unit 1 reactor vessel is expected to remain on site until Units 2 and 3 are fully decommissioned. Until then, SONGS owners are responsible for interim storage of spent nuclear fuel at SONGS until the DOE accepts it for final disposal. Spent nuclear fuel for Units 2 and 3 has been stored in the SONGS spent fuel pools for each reactor and in the ISFSI.

We provide additional information about SONGS in Note 15.